Exhibit 17(j)

LORD ABBETT AFFILIATED FUND, INC.
LORD ABBETT BLEND TRUST
    Lord Abbett Small Cap Blend Fund
LORD ABBETT BOND-DEBENTURE FUND, INC.
LORD ABBETT DEVELOPING GROWTH FUND, INC.
LORD ABBETT GLOBAL FUND, INC.
    Equity Series
    Income Series
LORD ABBETT INVESTMENT TRUST
    Balanced Series
    Lord Abbett Core Fixed Income Fund
    Lord Abbett High Yield Fund
    Limited Duration U.S. Government Securities Series
    Lord Abbett Total Return Fund
    U.S. Government Securities Series
LORD ABBETT LARGE-CAP GROWTH FUND
LORD ABBETT MID-CAP VALUE FUND, INC.
LORD ABBETT RESEARCH FUND, INC.
    Lord Abbett Growth Opportunities Fund
    Large-Cap Series
    Small-Cap Value Series
    Lord Abbett America's Value Fund
LORD ABBETT SECURITIES TRUST
    Alpha Series
    Lord Abbett All Value Fund
    International Series
    World Bond-Debenture Series
LORD ABBETT TAX-FREE INCOME FUND, INC.
    Lord Abbett California Tax-Free Income Fund
    Lord Abbett Connecticut Tax-Free Income Fund
    Lord Abbett Hawaii Tax-Free Income Fund
    Lord Abbett Minnesota Tax-Free Income Fund
    Lord Abbett Missouri Tax-Free Income Fund
    Lord Abbett National Tax-Free Income Fund
    Lord Abbett New Jersey Tax-Free Income Fund
    Lord Abbett New York Tax-Free Income Fund
    Lord Abbett Texas Tax-Free Income Fund
    Lord Abbett Washington Tax-Free Income Fund
LORD ABBETT TAX-FREE INCOME TRUST
    Florida Series
    Georgia Series
    Michigan Series
    Pennsylvania Series
LORD ABBETT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND, INC.

                     Supplement dated August 1, 2002 to the
                                   Prospectus
                              (Class A, B, C, & P)

The following information hereby amends the Prospectus for the Funds, Portfolios, and/or Series of the above referenced investment companies. The following paragraph supersedes the existing paragraph under the caption "SERVICES FOR FUND INVESTORS - AUTOMATIC SERVICES - For selling shares, Systematic Withdrawal Plan ("SWP")."

You can make regular withdrawals from most Lord Abbett Funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish a SWP, the value of your shares for Class A or Class C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of a SWP established for Retirement and Benefit Plans, for which there is no minimum. Your shares must be in non-certificated form.
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LORD ABBETT AFFILIATED FUND, INC.
LORD ABBETT BLEND TRUST
  Lord Abbett Small Cap Blend Fund
LORD ABBETT BOND-DEBENTURE FUND, INC.
LORD ABBETT DEVELOPING GROWTH FUND, INC.
LORD ABBETT GLOBAL FUND, INC.
  Equity Series
  Income Series
LORD ABBETT INVESTMENT TRUST
  Balanced Series
  Lord Abbett Core Fixed Income Fund
  Lord Abbett High Yield Fund
  Limited Duration U.S. Government Securities
    Series
  Lord Abbett Total Return Fund
  U.S. Government Securities Series
LORD ABBETT LARGE-CAP GROWTH FUND
LORD ABBETT MID-CAP VALUE FUND, INC.
LORD ABBETT RESEARCH FUND, INC.
  Lord Abbett Growth Opportunities Fund
  Large-Cap Series
  Small-Cap Value Series
  Lord Abbett America's Value Fund
LORD ABBETT SECURITIES TRUST
   Alpha Series
   Lord Abbett All Value Fund
   International Series
   World Bond-Debenture Series
LORD ABBETT TAX-FREE INCOME FUND, INC.
   Lord Abbett California Tax-Free Income Fund
   Lord Abbett Connecticut Tax-Free Income Fund
   Lord Abbett Hawaii Tax-Free Income Fund
   Lord Abbett Minnesota Tax-Free Income Fund
   Lord Abbett Missouri Tax-Free Income Fund
   Lord Abbett National Tax-Free Income Fund
   Lord Abbett New Jersey Tax-Free Income Fund
   Lord Abbett New York Tax-Free Income Fund
   Lord Abbett Texas Tax-Free Income Fund
   Lord Abbett Washington Tax-Free Income Fund
LORD ABBETT TAX-FREE INCOME TRUST
   Florida Series
   Georgia Series
   Michigan Series
   Pennsylvania Series
LORD ABBETT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND, INC.

                     Supplement dated August 1, 2002 to the
                      Statements of Additional Information
                              (Class A, B, C, & P)

The following information hereby amends the Statement of Additional Information for the Funds, Portfolios, and/or Series of the above referenced investment companies. The second sentence under the caption "Purchases, Redemptions and Pricing - Systematic Withdrawal Plans" should be replaced with the following:

You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or Class C shares and $25,000 in the case of Class B shares.